Exhibit 10.25
Contract No. 051104-0004-0000    Amendment Number 1

AMENDMENT TO RAYONIER ADVANCED MATERIALS INC. INVESTMENT AND SAVINGS PLAN FOR SALARIED EMPLOYEES (“the Plan”)

WHEREAS, Rayonier Advanced Materials Inc. (the “Employer”) maintains the Rayonier Advanced Materials Inc. Investment and Savings Plan for Salaried Employees (the “Plan”) for its employees;

WHEREAS, Rayonier Advanced Materials Inc. has decided that it is in its best interest to amend the Plan;

WHEREAS, Section 14.01(b) of the Plan authorizes the Employer to amend the selections under the Rayonier Advanced Materials Inc. Investment and Savings Plan for Salaried Employees Adoption Agreement.

NOW THEREFORE BE IT RESOLVED, that the Rayonier Advanced Materials Inc. Investment and Savings Plan for Salaried Employees Adoption Agreement is amended as follows. The amendment of the Plan is effective as of 1-1-2015.

1. The Adoption Agreement is amended to read:

4-5
SERVICE WITH PREDECESSOR EMPLOYER. If the Employer is maintaining the Plan of a Predecessor Employer, service with such Predecessor Employer is automatically counted for eligibility, vesting and for purposes of applying any allocation conditions under AA §6-5 and AA §6B-7.

In addition, this AA §4-5 may be used to identify any Predecessor Employers for whom service will be counted for purposes of determining eligibility, vesting and allocation conditions under this Plan. (See Sections 2.06, 3.09(c) and 7.08 of the Plan.) If this AA §4-5 is not completed, no service with a Predecessor Employer will be counted except as otherwise required under this AA §4-5.

☑ (a)	Identify Predecessor Employer(s):

☐ (1)	The Plan will count service with all Employers which have been acquired as part of a transaction under Code §410(b)(6)(C).

☑ (2)	The Plan will count service with the following Predecessor Employers:

Name of Predecessor Employer	Eligibility	Vesting	Allocation Conditions
☑ (1)Rayonier, Inc.	☑	☑	☑

☑ (b)
Describe any special provisions applicable to Predecessor Employer service: Predecessor Employer service shall only be credited to Eligible Employees who provided service to Rayonier Inc. and who became Participants in this Plan as of 11:59pm on June 27, 2014 (the “Effective Time”) or at a later date, solely because such Eligible Employee was working for Rayonier, Inc. pursuant to a visa the conditions of which would not permit such Eligible Employee’s employment to transfer to the Employer until after the Effective Time (the “Later Date”), provided such Eligible Employees were eligible to participate in the Rayonier Investment and Savings Plan for Salaried Employees immediately prior to the Effective Time or the Later Date.

[Note: Any special provisions may not violate the nondiscrimination requirements under Code §401(a)(4).]
2. The Adoption Agreement is amended to read:

5-3	PLAN COMPENSATION: Plan Compensation is Total Compensation (as defined in AA §5-1 above) with the following exclusions described below.

Deferral	Match	ER

☐	☐	☐	(a)No exclusions.

N/A	☐	☐	(b)Elective Deferrals (as defined in Section 1.46 of the Plan), pre-tax contributions to a cafeteria plan or a Code §457 plan, and qualified transportation fringes under Code §132(f)(4) are excluded.

Exhibit 10.25
Contract No. 051104-0004-0000    Amendment Number 1

☑	☑	☑	(c)All fringe benefits (cash and noncash), reimbursements or other expense allowances, moving expenses, deferred compensation, and welfare benefits are excluded.

☐	☐	☐	(d)Compensation above $ is excluded. (See Section 1.97 of the Plan.)

☑	☑	☐	(e)Amounts received as a bonus are excluded.

☐	☐	☐	(f)Amounts received as commissions are excluded.

☑	☑	☑	(g)Overtime payments are excluded.

☐	☐	☐	(h)Amounts received for services performed for a non-signatory Related Employer are excluded. (See Section 2.02(c) of the Plan.)

☐	☐	☐	(i)“Deemed §125 compensation” as defined in Section 1.141(d) of the Plan.

☐	☐	☐	(j)Amounts received after termination of employment are excluded. (See Section 1.141(b) of the Plan.)

☑	☑	☑	(k)Differential Pay (as defined in Section 1.141(e) of the Plan).

☑	☑	☑
(l)Describe adjustments to Plan Compensation: All short term disability or disability salary continuation payments; foreign service allowance; bonuses for Employer contribution sources except the Enhanced Retirement contributions. Sign-on and achievement bonuses are excluded for calculation of Enhanced Retirement contributions.

[Note: Any exclusions selected under this AA §5-3 that do not meet the safe harbor exclusions under Treas. Reg. §1.414(s)-1, as described in Section 1.97(a) of the Plan may cause the definition of Plan Compensation to fail to satisfy a safe harbor definition of compensation under Code §414(s). Failure to use a definition of Plan Compensation that satisfies the nondiscrimination requirements under Code §414(s) will cause the Plan to fail to qualify for any contribution safe harbors, such as the permitted disparity allocation or Safe Harbor 401(k) Plan safe harbors. Any adjustments to Plan Compensation under this AA §5-3 must be definitely determinable and preclude Employer discretion. See AA §6C-4 for the definition of Plan Compensation as it applies to Safe Harbor Contributions.]
3. The Adoption Agreement is amended to read:

6-2
EMPLOYER CONTRIBUTION FORMULA. For the period designated in AA §6-4 below, the Employer will make the following Employer Contributions on behalf of Participants who satisfy the allocation conditions designated in AA §6-5 below. Any Employer Contribution authorized under this AA §6-2 will be allocated in accordance with the allocation formula selected under AA §6-3.

☑ (a)	Discretionary contribution. The Employer will determine in its sole discretion how much, if any, it will make as an Employer Contribution.

☐ (b)	Fixed contribution.

☐ (1)	% of each Participant’s Plan Compensation.

☐ (2)	$ for each Participant.

☐ (3)	The Employer Contribution will be determined in accordance with any Collective Bargaining Agreement(s) addressing retirement benefits of Collectively Bargained Employees under the Plan.

☐ (c)	Service-based contribution. The Employer will make the following contribution:

☐ (1)	Discretionary. A discretionary contribution determined as a uniform percentage of Plan Compensation or a uniform dollar amount for each period of service designated below.

☐ (2)	Fixed percentage. % of Plan Compensation paid for each period of service designated below.

☐ (3)	Fixed dollar. $ for each period of service designated below.

Exhibit 10.25
Contract No. 051104-0004-0000    Amendment Number 1

The service-based contribution will be based on the following periods of service:

☐ (4)	Each Hour of Service

☐ (5)	Each week of employment

☐ (6)	Describe period:
The service-based contribution is subject to the following rules.

☐ (7)	Describe any special provisions that apply to service-based contribution:
[Note: Any period described in subsection (6) must apply uniformly to all Participants and cannot exceed a 12-month period. Any special provisions under subsection (7) must satisfy the nondiscrimination requirements under Code §401(a)(4) and the regulations thereunder.]

☐ (d)	Year of Service contribution. The Employer will make an Employer Contribution based on Years of Service with the Employer.

Years of Service	Contribution %
☐ (1) For Years of Service between and	%
☐ (2) For Years of Service between and	%
☐ (3) For Years of Service between and	%
☐ (4) For Years of Service and above	%
For this purpose, a Year of Service is each Plan Year during which an Employee completes at least 1,000 Hours of Service. Alternatively, a Year of Service is:
[Note: Any alternative definition of a Year of Service must meet the requirements of a Year of Service as defined in Section 2.03 of the Plan.]

☐ (e)
Prevailing Wage Formula. The Employer will make a contribution for each Participant’s Prevailing Wage Service based on the hourly contribution rate for the Participant’s employment classification. (See Section 3.02(a)(5) of the Plan.)

☐ (1)
Amount of contribution. The Employer will make an Employer Contribution based on the hourly contribution rate for the Participant’s employment classification. The Prevailing Wage Contribution will be determined as follows:

☐ (i)
The Employer Contribution will be determined based on the required contribution rates for the employment classifications under the applicable federal, state or municipal prevailing wage laws. For any Employee performing Prevailing Wage Service, the Employer may make the required contribution for such service without designating the exact amount of such contribution.

☐ (ii)
The Employer will make the Prevailing Wage Contribution based on the hourly contribution rates as set forth in the Addendum attached to this Adoption Agreement. However, if the required contribution under the applicable federal, state or municipal prevailing wage law provides for a greater contribution than set forth in the Addendum, the Employer may make the greater contribution as a Prevailing Wage Contribution.

☐ (2)	Offset of other contributions. The contributions under the Prevailing Wage Formula will offset the following contributions under this Plan. (See Section 3.02(a)(5) of the Plan.)

☐ (i)	Employer Contributions (other than Safe Harbor Employer Contributions)

☐ (ii)	Safe Harbor Employer Contributions.

☐ (iii)	Qualified Nonelective Contributions (QNECs)

☐ (iv)	Matching Contributions (other than Safe Harbor Matching Contributions)

☐ (v)	Safe Harbor Matching Contributions.

☐ (vi)	Qualified Matching Contributions (QMACs)
[Note: If subsection (ii) or (v) is checked, the Prevailing Wage contribution must satisfy the requirements for a Safe Harbor Contribution.]

☐ (3)	Modification of default rules. Section 3.02(a)(5) of the Plan contains default rules for administering the Prevailing Wage Formula. Complete this subsection (3) to modify the default provisions.

☐ (i)
Application to Highly Compensated Employees. Instead of applying only to Nonhighly Compensated Employees, the Prevailing Wage Formula applies to all eligible Participants, including Highly Compensated Employees.

Exhibit 10.25
Contract No. 051104-0004-0000    Amendment Number 1

☐ (ii)
Minimum age and service conditions. Instead of no minimum age or service condition, Prevailing Wage contributions are subject to a one Year of Service (as defined in AA§4-3) and age 21 minimum age and service requirement with semi-annual Entry Dates.

☐ (iii)
Allocation conditions. Instead of no allocation conditions, the Prevailing Wage contributions are subject to a 1,000 Hours of Service and last day employment allocation condition, as set forth under Section 3.09 of the Plan.

☐ (iv)	Vesting. Instead of 100% immediate vesting, Prevailing Wage contributions will vest under the following vesting schedule (as defined in Section 7.02 of the Plan):

☐ (A)	6-year graded vesting schedule

☐ (B)	3-year cliff vesting schedule

☐ (v)	Describe:
[Note: Overriding the default provisions under this subsection (3) may restrict the ability of the Employer to take full credit for Prevailing Wage Contributions for purposes of satisfying its obligations under applicable federal, state or municipal prevailing wage laws. Any modifications must satisfy the nondiscrimination requirements under Code §401(a)(4) and should be consistent with the applicable federal, state or municipal prevailing wage laws. See Section 3.02(a)(5) of the Plan.]

☑ (f)
Describe special rules for determining contributions under Plan: An Employer Retirement Contribution may be made to Eligible Employees who were hired by Rayonier Inc. prior to January 1, 2006, and who became Participants in this Plan as of 11:59pm on June 27, 2014 (the “Effective Time”) or at a later date, solely because such Eligible Employee was working for Rayonier, Inc. pursuant to a visa the conditions of which would not permit such Eligible Employee’s employment to transfer to the Employer until after the Effective Time (the “Later Date”), provided such Eligible Employees were eligible to participate in the Rayonier Investment and Savings Plan for Salaried Employees immediately prior to the Effective Time or the Later Date. Except as provided in the preceding sentence, Enhanced Retirement Contributions may be made to Eligible Employees who were hired by Rayonier Inc. or the Employer on or after January 1, 2006.

[Note: Any special rules must be described in a manner that precludes Employer discretion and must satisfy the nondiscrimination requirements of Code §401(a)(4) and the regulations thereunder.]

4. The Adoption Agreement is amended to read:

6A-2
MAXIMUM LIMIT ON SALARY DEFERRALS. Unless designated otherwise under this AA §6A-2, a Participant may defer any amount up to the Elective Deferral Dollar Limit and the Code §415 Limitation (as set forth in Sections 5.02 and 5.03 of the Plan).

☑ (a)	Salary Deferral Limit. A Participant may not defer an amount in excess of:

☑ (1)	100 % of Plan Compensation

☐ (2)	$ .
[Note: If both (1) and (2) are checked, the deferral limit is the lesser of the amounts selected.]
Any limit described in subsection (1) or (2) above applies with respect to the following period:

☐ (3)	Plan Year.

☑ (4)	the portion of the Plan Year during which the individual is eligible to participate.

☐ (5)	each separate payroll period during which the individual is eligible to participate.

Exhibit 10.25
Contract No. 051104-0004-0000    Amendment Number 1

☐ (b)
Different limit for Highly Compensated Employees and Nonhighly Compensated Employees. The Salary Deferral Limit described above applies only to Employees who are Highly Compensated Employees as of the first day of the Plan Year. For Nonhighly Compensated Employees, the following limit applies:

☐ (1)	No limit (other than the Elective Deferral Dollar Limit and the Code §415 Limitation).

☐ (2)	Nonhighly Compensated Employee limit.

☐ (i)	% of Plan Compensation

☐ (ii)	$
during the following period:

☐ (iii)	Plan Year.

☐ (iv)	the portion of the Plan Year during which the individual is eligible to participate.

☐ (v)	each separate payroll period during which the individual is eligible to participate.
[Note: Any percentage or dollar limit imposed on Nonhighly Compensated Employees under (i) and/or (ii) above may not be lower than the percentage or dollar limit imposed on Highly Compensated Employees under (a) above. If both (i) and (ii) are checked, the deferral limit is the lesser of the amounts selected.]

☐ (c)
Special limit for bonus payments. If bonus payments are not excluded from the definition of Plan Compensation under AA §5-3, Employees may defer any amounts out of bonus payments, subject to the Elective Deferral Dollar Limit and the Code §415 Limitation (as defined in Sections 5.02 and 5.03 of the Plan) and any other limit on Salary Deferrals under this AA 6A-2. The Employer may use this section to impose special limits on bonus payments or may impose special limits on bonus payments under the Salary Deferral Election. (See Section 3.03(a) of the Plan.)

☐
A Participant may defer up to        % (not to exceed 100%) of any bonus payment (subject to the Elective Deferral Dollar Limit and the Code §415 Limitation) without regard to any other limits described under this AA §6A-2.

[Note: If this (c) is checked, bonus payments may not be excluded from Plan Compensation in the Deferral column under AA §5-3.]

☑ (d)
Describe any other limits that apply with respect to Salary Deferrals under the Plan: : Deferred Salary contributions, when combined with After-tax contributions made by a Participant may not exceed 100% of the Participant’s Compensation for the Plan Year.

[Note: Any limits provided under this AA §6A-2 must satisfy the nondiscrimination requirements under Code §401(a)(4).]
5. The Adoption Agreement is amended to read:

6B-2
MATCHING CONTRIBUTION FORMULA: For the period designated in AA §6B-5 below, the Employer will make the following Matching Contribution on behalf of Participants who satisfy the allocation conditions under AA §6B-7 below. [See AA §6B-3 for the definition of Eligible Contributions for purposes of the Matching Contributions under the Plan. If the Plan provides for After-Tax Employee Contributions, also see AA §6D-2 to determine the application of the Matching Contribution formulas to After-Tax Employee Contributions.]

☑ (a)
Discretionary match. The Employer will determine in its sole discretion how much, if any, it will make as a Matching Contribution. Such amount can be determined either as a uniform percentage of deferrals or as a flat dollar amount for each Participant.

☑ (b)	Fixed match. The Employer will make a Matching Contribution for each Participant equal to:

☑ (1)	60 % of Eligible Contributions made for each period designated in AA §6B-5 below.

☐ (2)	$ for each period designated in AA §6B-5 below.

☐ (3)
% of Eligible Contributions made for each period designated in AA §6B-5 below. However, to receive the Matching Contribution for a given period, a Participant must contribute Eligible Contributions equal to at least         % of Plan Compensation for such period.

☐ (4)
$     for each period designated in AA §6B-5 below. However, to receive the Matching Contribution for a given period, a Participant must contribute Eligible Contributions equal to at least         % of Plan Compensation for such period.

Exhibit 10.25
Contract No. 051104-0004-0000    Amendment Number 1

☐ (c)	Tiered match. The Employer will make a Matching Contribution to all Participants based on the following tiers of Eligible Contributions.

☐ (1)	Tiers as percentage of Plan Compensation.

Eligible Contributions	Fixed Match %	Discretionary Match
☐ (i) Up to % of Plan Compensation	%	☐
☐ (ii) From % up to % of Plan Compensation	%	☐
☐ (iii) From % up to % of Plan Compensation	%	☐
☐ (iv) From % up to % of Plan Compensation	%	☐
☐ (2)Tiers as dollar amounts.

Eligible Contributions	Fixed Match	Discretionary Match
☐ (i) Up to $	%	☐
☐ (ii) From $ up to $	%	☐
☐ (iii) From $ up to $	%	☐
☐ (iv) Above $	%	☐
[Note: If the Plan is designed to satisfy the ACP safe harbor with respect to the Matching Contributions, the rate of Matching Contribution may not increase as the rate of Eligible Contributions increases.]

☐ (d)	Year of Service match. The Employer will make a Matching Contribution as a uniform percentage of Eligible Contributions to all Participants based on Years of Service with the Employer.

Years of Service	Matching %
☐ (1) From up to Years of Service	%
☐ (2) From up to Years of Service	%
☐ (3) From up to Years of Service	%
☐ (4) Years of Service equal to and above	%
For this purpose, a Year of Service is each Plan Year during which an Employee completes at least 1,000 Hours of Service. Alternatively, a Year of Service is:
[Note: Each separate rate of Matching Contribution must satisfy the nondiscrimination requirements under Treas. Reg. §1.401(a)(4)-4 as a separate benefit, right or feature. Any alternative definition of a Year of Service must meet the requirements of a Year of Service as defined in Section 2.03 of the Plan.]

☐ (e)
Different Employee groups. The Employer may make a different Matching Contribution to the Employee groups designated under subsection (1) below. The Matching Contribution will be allocated separately to each designated Employee group in accordance with the formula designated under subsection (2).

(1)	Designated Employee groups.

(2)	Matching Contribution formulas.

☐ (i)	Discretionary Matching Contribution. The Employer may make a different discretionary Matching Contribution for each Employee group designated under subsection (1).

☐ (ii)	Different Matching Contribution formula. The following Matching Contribution will apply for each Employee group designated under subsection (1).
[Note: Each separate rate of Matching Contribution must satisfy the nondiscrimination requirements under Treas. Reg. §1.401(a)(4)-4 as a separate benefit, right or feature.]

☐ (f)	Describe special rules for determining allocation formula:
[Note: Any special rules must be described in a manner that precludes Employer discretion and must satisfy the nondiscrimination requirements of Code §401(a)(4) and the regulations thereunder.]

Exhibit 10.25
Contract No. 051104-0004-0000    Amendment Number 1

6. The Adoption Agreement is amended to read:

6B-4
LIMITS ON MATCHING CONTRIBUTIONS. In applying the Matching Contribution formula(s) selected under AA §6B-2 above, all Eligible Contributions are eligible for Matching Contributions, unless elected otherwise under this AA §6B-4. [See AA §6D-2 for any limits that apply with respect to After-Tax Employee Contributions.]

☐ (a)
ACP safe harbor match. The Matching Contribution formula(s) selected in AA §6B-2 are designed to satisfy the ACP Safe Harbor as described in Section 6.04(i) of the Plan. Therefore, any Matching Contribution selected in AA §6B-2 will only apply with respect to Eligible Contributions that do not exceed 6% of Plan Compensation and to the extent any Matching Contribution formula is discretionary, the total amount of discretionary Matching Contributions will not exceed 4% of Plan Compensation for the Plan Year.

[Note: If this subsection is checked, no allocation conditions should be selected under AA §6B-7. If allocation conditions are selected under AA §6B-7, the Matching Contributions under this AA §6B-2 may not qualify for the ACP safe harbor. See Section 6.04(i) of the Plan.]

☑ (b)	Limit on the amount of Eligible Contributions. The Matching Contribution formula(s) selected in AA §6B-2 above apply only to Eligible Contributions that do not exceed:
☑ (1)    6    % of Plan Compensation.
☐ (2)    $    .

☐(3)	A discretionary amount determined by the Employer.
[Note: If both (1) and (2) are selected, the limit under this subsection is the lesser of the percentage selected in subsection (1) or the dollar amount selected in subsection (2).]

☐ (c)	Limit on Matching Contributions. The total Matching Contribution provided under the formula(s) selected in AA §6B-2 above will not exceed:

☐ (1)	% of Plan Compensation.

☐ (2)	$ .

☑ (d)	Application of limits. The limits identified under this AA §6B-4 do not apply to the following Matching Contribution formula(s):

☑ (1)Any limit on the amount of Eligible Contributions does not apply to:	☐(2) Any limit on Matching Contributions does not apply to:
☑ (i)Discretionary match	☐ (i)Discretionary match
☐ (ii)Fixed match	☐(ii)Fixed match
☐ (iii)Tiered match	☐ (iii)Tiered match
☐ (iv)Year of Service match	☐(iv)Year of Service match
☐ (v)Employee group match	☐ (v)Employee group match

☐ (e)	Special limits applicable to Matching Contributions:
[Note: Any special provisions under this subsection must comply with the nondiscrimination requirements under Code §401(a)(4).]
7. The Adoption Agreement is amended to read:

6B-5
PERIOD FOR DETERMINING MATCHING CONTRIBUTIONS. The Matching Contribution formula(s) selected in AA §6B-2 above (including any limitations on such amounts under AA §6B-4) are based on Eligible Contributions and Plan Compensation for the Plan Year. To apply a different period for determining the Matching Contributions and limits under AA §6B-2 and AA §6B-3, complete this AA §6B-5.

☐ (a)	payroll period

☐ (b)	Plan Year quarter

☐ (c)	calendar month

☑ (d)	Other: Payroll Period for the Fixed match contribution and Plan Year for the Discretionary match contribution.
[Note: Although Matching Contributions (and any limits on those Matching Contributions) will be determined on the basis of the period designated under this AA §6B-5, this does not require the Employer to actually make contributions or allocate contributions on the basis of such period. Matching Contributions may be contributed and allocated to Participants at any time within the contribution period permitted under Treas. Reg. §1.415-6, regardless of the period selected under this AA §6B-5. Any alternative period designated under this AA §6B-5 may not exceed a 12-month period and will apply uniformly to all Participants.]

Exhibit 10.25
Contract No. 051104-0004-0000    Amendment Number 1

[Note: In determining the amount of Matching Contributions for a particular period, if the Employer actually makes Matching Contributions to the Plan on a more frequent basis than the period selected in this AA §6B-5, a Participant will be entitled to a true-up contribution to the extent he/she does not receive a Matching Contribution based on the Eligible Contributions and/or Plan Compensation for the entire period selected in this AA §6B-5. If a period other than the Plan Year is selected under this AA §6B-5, the Employer may make an additional discretionary Matching Contribution equal to the true-up contribution that would otherwise be required if Plan Year was selected under this AA §6B-5. See Section 3.04(c) of the Plan.]
8. The Adoption Agreement is amended to read:

6D-2
AFTER-TAX EMPLOYEE CONTRIBUTIONS. If After-Tax Employee Contributions are authorized under AA §6D-1, a Participant may contribute any amount as After-Tax Employee Contributions up to the Code §415 Limitation (as defined in Section 5.03 of the Plan), except as limited under this AA §6D-2.

☑ (a)	Limits on After-Tax Employee Contributions. If this subsection is checked, the following limits apply to After-Tax Employee Contributions:

☑ (1)	Maximum limit. A Participant may make After-Tax Employee Contributions up to

☑ (i)	100 % of Plan Compensation

☐ (ii)	$
for the following period:

☐ (iii)	the entire Plan Year.

☑ (iv)	the portion of the Plan Year during which the Employee is eligible to participate.

☐ (v)	each separate payroll period during which the Employee is eligible to participate.

☑ (2)	Minimum limit. The amount of After-Tax Employee Contributions a Participant may make for any payroll period may not be less than:

☑ (i)	1 % of Plan Compensation.

☐ (ii)	$ .

☑ (b)	Eligibility for Matching Contributions. Unless designated otherwise under this subsection, After-Tax Employee Contributions will not be eligible for Matching Contributions under the Plan.

☑ (1)	After-Tax Employee Contributions are eligible for the following Matching Contributions under the Plan:

☑ (i)	All Matching Contributions elected under AA §6B and AA §6C.

☐ (ii)	All Matching Contributions elected under AA §6B (other than Safe Harbor/QACA Safe Harbor Matching Contributions elected under AA §6C-2).

☐ (iii)	Only Safe Harbor/QACA Safe Harbor Matching Contributions under AA §6C-2.

☐ (iv)	All Matching Contributions designated under AA §6B-2 and/or AA §6C-2, except for the following Matching Contributions:

☑ (2)	The Matching Contribution formula only applies to After-Tax Employee Contributions that do not exceed:

☑ (i)	6 % of Plan Compensation.

☐ (ii)	$ .

☐ (iii)	A discretionary amount determined by the Employer.

☑ (c)
Change or revocation of After-Tax Employee Contributions. In addition to the Participant’s Entry Date under the Plan, a Participant’s election to change or resume After-Tax Employee Contributions will be effective as of the dates designated under the After-Tax Employee Contribution election form or other written procedures adopted by the Plan Administrator. Alternatively, the Employer may designate under this subsection specific dates as of which a Participant may change or resume After-Tax Employee Contributions. (See Section 3.06 of the Plan.)

☐ (1)	The first day of each calendar quarter

☐ (2)	The first day of each Plan Year

☐ (3)	The first day of each calendar month

☑ (4)	The beginning of each payroll period

☐ (5)	Other:

Exhibit 10.25
Contract No. 051104-0004-0000    Amendment Number 1

[Note: A Participant must be permitted to change or revoke an After-Tax Employee Contribution election at least once per year. Unless designated otherwise under subsection (5), a Participant may revoke an election to make After-Tax Employee Contributions (on a prospective basis) at any time.]

☐ (d)
ACP Testing Method. The same ACP Testing Method will apply to After-Tax Employee Contributions as applies to Matching Contributions, as designated under AA §6B-6. If no method is selected under AA §6B-6, the Current Year Testing Method will apply, unless designated otherwise under this subsection.

☐	Instead of the Current Year Testing Method, if no testing method is selected under AA §6B-6, the Plan will use the Prior Year Testing Method in running the ACP Test.
[Note: If the Plan is a Safe Harbor 401(k) Plan (as designated in AA §6C), the Plan must use the Current Year Testing Method.]

☑ (e)	Other limits: After-tax contributions, when combined with Deferred Salary contributions made by a Participant may not exceed 100% of the Participant's Compensation for the Plan Year.
[Any other limits must comply with the nondiscrimination requirements under Code §401(a)(4).]
9. The Adoption Agreement is amended to read:

7-2	EARLY RETIREMENT AGE: Unless designated otherwise under this AA §7-2, there is no Early Retirement Age under the Plan.

☐ (a)	A Participant reaches Early Retirement Age if he/she is still employed after attainment of each of the following:
☐ (1)    Attainment of age

☐ (2)	The anniversary of the date the Employee commenced participation in the Plan, and/or

☐ (3)	The completion of Years of Service, determined as follows:

¬ (i)	Same as for eligibility.

☐ (ii)	Same as for vesting

☐ (b)	Describe.
[Note: Any special rules under this subsection must preclude Employer discretion and must satisfy the nondiscrimination requirements of Code §401(a)(4) and the regulations thereunder.]
10. The Adoption Agreement is amended to read:

8-2
VESTING SCHEDULE. The vesting schedule under the Plan is as follows for both Employer Contributions and Matching Contributions, to the extent authorized under AA §6 and AA §6B. See Section 7.02 of the Plan for a description of the various vesting schedules under this AA §8-2. [Note: Any Prevailing Wage Contributions under AA §6-2, any Safe Harbor Contributions under AA §6C and any QNECs or QMACs under AA §6D are always 100% vested, regardless of any contrary selections in this AA §8-2 (unless provided otherwise under AA §6-2 for Prevailing Wage Contributions or under this AA §8-2 for any QACA Safe Harbor Contributions).]

☑ (a)	Vesting schedule for Employer Contributions and Matching Contributions:

ER	Match

☐	☐	(1) Full and immediate vesting.

☐	☐	(2) 3-year cliff vesting schedule

☐	☐	(3) 6-year graded vesting schedule

☑	☑	(4) 5-year graded vesting schedule

Exhibit 10.25
Contract No. 051104-0004-0000    Amendment Number 1

☐	☐	(5) Modified vesting schedule
% after 1 Year of Service
% after 2 Years of Service
% after 3 Years of Service
% after 4 Years of Service
% after 5 Years of Service
100% after 7 Years of Service		100% after 6 Years of Service

[Note: If a modified vesting schedule is selected under this subsection (a), the vested percentage for every Year of Service must satisfy the vesting requirements under the 6-year graded vesting schedule, unless 100% vesting occurs after no more than 3 Years of Service.]

☐ (b)
Special vesting schedule for QACA Safe Harbor Contributions. Unless designated otherwise under this subsection, any QACA Safe Harbor Contributions will be 100% vested. However, if this subsection is checked, the following vesting schedule applies for QACA Safe Harbor Contributions. [Note: This subsection may be checked only if a QACA Safe Harbor Contribution is selected under AA §6C-2.]

Instead of being 100% vested, QACA Safe Harbor Contributions are subject to the following vesting schedule:

☐ (i)	2-year cliff vesting

☐ (ii)	1-year cliff vesting

☐ (iii)	Graduated vesting
% after 1 Year of Service
100% after 2 Years of Service

☑ (c)
Special provisions applicable to vesting schedule: The 5 year graded schedule under the Employer column at 8-2(a) applies to the Enhanced Retirement contributions. The Employer Retirement contributions are 100% immediate vested. A Participant shall become 100% vested upon a Change in Control, as that term is defined under the Rayonier Advanced Materials Inc. Retirement Plan. In addition, Participants who were hired by Rayonier, Inc. prior to July 1, 2012, and who became Participants in this Plan as of the Effective Time or the Later Date, as defined in AA§6-2(f), shall be 100% vested in all Contributions if employed after attainment of age 50.

[Note: Any special provisions must satisfy the nondiscrimination requirements under Code §401(a)(4) and must satisfy the vesting requirements under Code §411.]
11. The Adoption Agreement is amended to read:

11-11	PROTECTED BENEFITS. There are no protected benefits (as defined in Code §411(d)(6)) other than those described in the Plan.
To designate protected benefits other than those described in the Plan, complete this AA §11-11.

☑ (a)
Additional protected benefits. In addition to the protected benefits described in this Plan, certain other protected benefits are protected from a prior plan document. See the Addendum attached to this Adoption Agreement for a description of such protected benefits.

☐ (b)
Money Purchase Plan assets. This Plan contains assets that were held under a Money Purchase Plan (e.g., Money Purchase Plan assets were transferred to this Plan by merger, trust-to-trust transfer or conversion). See the Addendum attached to this Adoption Agreement for a description of any special provisions that apply with respect to the transferred assets. See Section 14.05(c) of the Plan for rules regarding the treatment of transferred assets.

☐ (c)	Elimination of distribution options. Effective , the distribution options described in subsection (1) below are eliminated.

☐ (1)	Describe eliminated distribution options:

☐ (2)	Application to existing Account Balances. The elimination of the distribution options described in subsection (1) applies to:

☐ (i)	All benefits under the Plan, including existing Account Balances.

☐ (ii)	Only benefits accrued after the effective date of the elimination (as described in subsection (c) above).
[Note: The elimination of distribution options must not violate the “anti-cutback” requirements of Code §411(d)(6) and the regulations thereunder. See Section 14.01(d) of the Plan.]

Exhibit 10.25
Contract No. 051104-0004-0000    Amendment Number 1

ADDENDUM - PROTECTED BENEFITS

In addition to the protected benefits described in this Plan, certain other benefits are protected from a prior plan document. This Addendum describes any additional benefits protected under this Plan.

Additional protected benefits: The “Rayonier Share Fund” means the Investment Fund established under this Plan to hold all shares of Rayonier Inc. that are received by the Employer stock Investment Fund in connection with the spin-off of the Employer from Rayonier Inc. Participants shall be prohibited from investing in the Rayonier Share Fund. The Rayonier Share Fund shall be a frozen investment option, provided that Participants may elect to transfer all or a portion of their interest in the Rayonier Share Fund to any other Investment Fund at any point in time. No Participant shall have any voting or tender rights with respect to his interest in the Rayonier Share Fund.

12. The Adoption Agreement is amended to read:

C-1	DIRECTION OF INVESTMENTS. Are Participants permitted to direct investments? (See Section 10.07 of the Plan.)
☐    No
☑     Yes

☑ (a)	Specify Accounts: All accounts except the Company Match and Employer Retirement accounts

☐ (b)	Check this selection if the Plan is intended to comply with ERISA §404(c). (See Section 10.07(e) of the Plan.)

☑ (c)
Describe any special rules that apply for purposes of direction of investments: No current Contributions may be invested in the Rayonier Share Fund, as described in the Addendum - Protected Benefits page.

[Note: This subsection (c) may be used to describe special investment provisions for specific types of investments, such as Qualifying Employer Securities or Qualifying Real Property, or for specific Accounts, such as the Rollover Contribution Account. Any provisions added under subsection (c) will be subject to the nondiscrimination requirements under Code §401(a)(4).]
13. The Trustee Declaration Page has been modified. The modified Trustee Declaration Page is attached to this Amendment.

TRUSTEE DECLARATION
This Trustee Declaration may be used to identify the Trustees under the Plan. A separate Trustee Declaration may be used to identify different Trustees with different Trustee investment powers.
Effective date of Trustee Declaration: 1-1-2015
The Trustee’s investment powers are:

☐ (a)
Discretionary. The Trustee has discretion to invest Plan assets, unless specifically directed otherwise by the Plan Administrator, the Employer, an Investment Manager or other Named Fiduciary or, to the extent authorized under the Plan, a Plan Participant.

☑ (b)
Nondiscretionary. The Trustee may only invest Plan assets as directed by the Plan Administrator, the Employer, an Investment Manager or other Named Fiduciary or, to the extent authorized under the Plan, a Plan Participant.

☐ (c)	Fully funded. There is no Trustee under the Plan because the Plan is funded exclusively with custodial accounts, annuity contracts and/or insurance contracts. (See Section 12.16 of the Plan.)

☐ (d)
Determined under a separate trust agreement. The Trustee's investment powers are determined under a separate trust document which replaces (or is adopted in conjunction with) the trust provisions under the Plan.

Name of Trustee:
Title of Trust Agreement:
[Note: To qualify as a Volume Submitter Plan, any separate trust document used in conjunction with this Plan must be approved by the Internal Revenue Service. Any such approved trust agreement is incorporated as part of this Plan and must be attached hereto. The responsibilities, rights and powers of the Trustee are those specified in the separate trust agreement.]

Exhibit 10.25
Contract No. 051104-0004-0000    Amendment Number 1

Description of Trustee powers. This section can be used to describe any special trustee powers or any limitations on such powers. This section also may be used to impose any specific rules regarding the decision-making authority of individual trustees. In addition, this section can be used to limit the application of a trustee’s responsibilities, e.g., by limiting trustee authority to only specific assets or investments.

☑
Describe Trustee powers: Notwithstanding anything herein to the contrary, no Trust Assets shall be invested in Employer Stock unless the Named Fiduciary determines that such investment may be made without registration under the federal Securities Act of 1933, as amended, and under any applicable state law, or in the alternative, that the securities have been so qualified or registered. The Named Fiduciary shall specify any restrictive legend that is required to be set forth on the certificates for the securities and the procedures the Trustee is to follow to resell such securities. The Named Fiduciary shall only direct the investment of Trust Assets in securities of the Employer or an affiliate if those securities are traded in a public market or exchange permitting a readily ascertainable fair market value. The Trustee has delegated to the Sub-Custodian the responsibilities to provide accounting, custodial, trade execution and unitization services (“Sub-Custodian Functions”) for the Employer Stock. The Trustee is authorized to rely upon the records of the Sub-Custodian and Recordkeeper with respect to Trust Assets and the Sub-Custodian Functions the Sub-Custodian may perform. The Trustee will neither prepare nor file any regulatory filings on behalf of Plan or relating to the Employer Stock, including SEC Form 8. The Trustee shall have no responsibility for delivering, forwarding, monitoring or otherwise voting any proxies unless the Named Fiduciary directs the Trustee to do so and the Trustee agrees. Employer shall make proper arrangements to receive proxies and corporate action materials and is responsible for voting proxies, except to the extent the Employer directs the Trustee to vote proxies. Trustee shall rely on the Recordkeeper for initiating, executing, monitoring or settling any securities trades with the Sub-Custodian. With respect to Employer Stock (i) the Employer or its delegate is solely responsible for compliance with all the federal securities laws and regulations, (ii) the Employer or its delegate has established procedures for the delivery to each Participant, on a confidential and timely basis, of all notices, proxies, tender and exchange offers and other information as may be necessary to permit a Participant to exercise the Participant’s authority to direct action with respect to all shares of Employer Stock in the Participant’s Plan account, (iii) the Trustee shall not tender or vote allocated or unallocated shares if Trustee fails to receive timely instructions from the Employer, its appointed proxy/tender agent or, if applicable under the terms of the Plan, the Participant, (iv) the Employer or its delegate shall provide Employer Stock reporting to Trustee, including activity and balance detail, and (v) Employer shall ensure that the value of the Employer Stock (or the Employer Stock fund in the case of unitized funds) as reported to Participants represents fair market value. The Trustee shall not be responsible for (i) monitoring or reporting to Employer any activity in Employer Stock, including unusual activity by key employees or control persons of the Employer; (ii) determining whether the Employer Stock is appropriate for investment in the Plan and/or appropriate for unitization; (iii) determining the need for and implementing any Participant trading restrictions on a unitized Employer Stock fund, and ensuring such trading restrictions are implemented (such as the establishing liquidity ratios in a unitized Employer Stock fund) to avoid or mitigate losses to the Employer Stock fund due to the impact of trading by one Participant upon other Participants invested in the unitized Employer Stock fund. The Employer agrees to provide immediate written response to questions that the Trustee may pose in its capacity as Trustee concerning Employer Stock, and if requested by Trustee, also provide written direction to the Trustee with respect to Employer Stock. The Employer agrees to respond accurately and timely, in writing, to any queries Trustee may submit to Employer relative to the ongoing viability of Employer Stock as a prudent investment for the Plan and its Participants. For purposes of the above, the term “Recordkeeper” means Massachusetts Mutual Life Insurance Company, the Plan’s duly appointed recordkeeper and any of their respective agents or assigns, including processing agents and the term “Sub-Custodian” means State Street Bank and Trust Company the entity delegated by Trustee, which serves as sub-custodian to Trustee.

[The addition of special trustee powers under this section will not cause the Plan to lose Volume Submitter status provided such language merely modifies the administrative provisions applicable to the Trustee (such as provisions relating to investments and the duties of the Trustee). Any language added under this section may not conflict with any other provision of the Plan and may not result in a failure to qualify under Code §401(a).]
Trustee Signature. By executing this Adoption Agreement, the designated Trustee(s) accept the responsibilities and obligations set forth under the Plan and Adoption Agreement. By signing this Trustee Declaration Page, the individual(s) below represent that they have the authority to sign on behalf of the Trustee. If a separate trust agreement is being used, list the name of the Trustee. No signature is required if a separate trust agreement is being used under the Plan or if there is no named Trustee under the Plan.
(Signature of Trustee or authorized representative)    (Date)

Reliance Trust Company
(Print name of Trustee)

Signature of Trustee or authorized representative)	(Date)

Exhibit 10.25
Contract No. 051104-0004-0000    Amendment Number 1

EMPLOYER SIGNATURE PAGE
PURPOSE OF EXECUTION. This Signature Page is being executed for Rayonier Advanced Materials Inc. Investment and Savings Plan for Salaried Employees to effect:

☐ (a)	The adoption of a new plan, effective [insert Effective Date of Plan]. [Note: Date can be no earlier than the first day of the Plan Year in which the Plan is adopted.]

☐ (b)	The restatement of an existing plan, in order to comply with the requirements of PPA, pursuant to Rev. Proc. 2011-49.

(1)
Effective date of restatement:     . [Note: Date can be no earlier than January 1, 2007. Section 14.01(f)(2) of Plan provides for retroactive effective dates for all PPA provisions. Thus, a current effective date may be used under this subsection (1) without jeopardizing reliance.]

(2)    Name of plan(s) being restated:
(3)    The original effective date of the plan(s) being restated:

☑ (c)
An amendment or restatement of the Plan (other than to comply with PPA). If this Plan is being amended, a snap-on amendment may be used to designate the modifications to the Plan or the updated pages of the Adoption Agreement may be substituted for the original pages in the Adoption Agreement. All prior Employer Signature Pages should be retained as part of this Adoption Agreement.

(1)	Effective Date(s) of amendment/restatement: 1-1-2015

(2)	Name of plan being amended/restated: Rayonier Advanced Materials Inc. Investment and Savings Plan for Salaried Employees

(3)	The original effective date of the plan being amended/restated: 6-27-2014

(4)
If Plan is being amended, identify the Adoption Agreement section(s) being amended: 4-5(b) to clarify Predecessor Employer service; 5-3(k) Plan Compensation excludes Differential Pay for all contributions 6-2(f) to clarify the Employer Retirement Contribution; 6A-2(d) to clarify Salary Deferrals; 6B-2(a), 6B-4(d)(1)(i), and 6B-5 to add a Discretionary Matching Contribution; 6D-2(a)(2)(i) to add a minimum limit of 1% for After-Tax Contributions; 7-2 to remove the Early Retirement Age; 8-2(c) to clarify Vesting; C-1(c) to clarify special rules that apply for purposes of direction of investments; 11-11(a) Protected Benefits; and the Trustee Declaration Page with clarifying language in regards to Employer Stock.

VOLUME SUBMITTER SPONSOR INFORMATION. The Volume Submitter Sponsor (or authorized representative) will inform the Employer of any amendments made to the Plan and will notify the Employer if it discontinues or abandons the Plan. To be eligible to receive such notification, the Employer agrees to notify the Volume Submitter Sponsor (or authorized representative) of any change in address. The Employer may direct inquiries regarding the Plan or the effect of the Favorable IRS Letter to the Volume Submitter Sponsor (or authorized representative) at the following location:
Name of Volume Submitter Sponsor (or authorized representative): Massachusetts Mutual Life Insurance Company
Address: 1295 State Street Springfield, MA 01111-0001
Telephone number: (800) 309-3539
IMPORTANT INFORMATION ABOUT THIS VOLUME SUBMITTER PLAN. A failure to properly complete the elections in this Adoption Agreement or to operate the Plan in accordance with applicable law may result in disqualification of the Plan. The Employer may rely on the Favorable IRS Letter issued by the National Office of the Internal Revenue Service to the Volume Submitter Sponsor as evidence that the Plan is qualified under Code §401(a), to the extent provided in Rev. Proc. 2011-49. The Employer may not rely on the Favorable IRS Letter in certain circumstances or with respect to certain qualification requirements, which are specified in the Favorable IRS Letter issued with respect to the Plan and in Rev. Proc. 2011-49. In order to obtain reliance in such circumstances or with respect to such qualification requirements, the Employer must apply to the office of Employee Plans Determinations of the Internal Revenue Service for a determination letter. See Section 1.66 of the Plan.
By executing this Adoption Agreement, the Employer intends to adopt the provisions as set forth in this Adoption Agreement and the related Plan document. By signing this Adoption Agreement, the individual below represents that he/she has the authority to execute this Plan document on behalf of the Employer. This Adoption Agreement may only be used in conjunction with Basic Plan Document #04. The Employer understands that the Volume Submitter Sponsor has no responsibility or liability regarding the suitability of the Plan for the Employer’s needs or the options elected under this Adoption Agreement. It is recommended that the Employer consult with legal counsel before executing this Adoption Agreement.

Exhibit 10.25
Contract No. 051104-0004-0000    Amendment Number 1

Rayonier Advanced Materials Inc.
(Name of Employer)

(Name of authorized representative)	(Title)

(Signature)	(Date)

Exhibit 10.25
Contract No. 051104-0004-0000    Amendment Number 1

Action by Unanimous Consent of the Board of Directors
Amendment of Qualified Retirement Plan

The undersigned, being all the members of the Board of Directors of Rayonier Advanced Materials Inc. (“Company”), hereby consent to the following resolutions:

WHEREAS, the Company maintains the Rayonier Advanced Materials Inc. Investment and Savings Plan for Salaried Employees (“Plan”), a qualified retirement plan, for the benefit of its eligible employees.

WHEREAS, the Company has decided to amend the Rayonier Advanced Materials Inc. Investment and Savings Plan for Salaried Employees Adoption Agreement.

WHEREAS, Section 14.01(b) of the Plan authorizes the Employer to amend the selections under the Adoption Agreement.

WHEREAS, the Board of Directors has reviewed and evaluated the proposed amendments to the Plan.

NOW, THEREFORE, BE IT RESOLVED, that the Company hereby approves the Amendment to Rayonier Advanced Materials Inc. Investment and Savings Plan for Salaried Employees, to be effective on 1-1-2015. A true copy of the amendment, as approved by the Board of Directors, is attached hereto.

RESOLVED FURTHER, that the President of the Company, or any other person or persons duly authorized to represent the Employer, may execute the amendment to the Plan and perform any other actions necessary to implement the Plan amendment.

RESOLVED FURTHER, if the Plan amendment modifies the provisions of the Summary Plan Description, Plan participants will receive a Summary of Material Modifications summarizing the changes under the amendment.

DIRECTORS:

(Name	(Signature)	(Date)

(Name	(Signature)	(Date)

(Name	(Signature)	(Date)

(Name	(Signature)	(Date)